Exhibit 10.20

                               SEVERANCE AGREEMENT
                               -------------------

THIS SEVERANCE AGREEMENT (the "Agreement"), dated___________________is entered into by and between Watkins-Johnson Company, a California corporation ("the Company"), and __________________________("Employee").

The Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including Employee, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a Change in Control (as defined herein) of the Company.

This Agreement sets forth the severance compensation which the Company agrees to pay to Employee if Employee's employment with the Company terminates under one of the circumstances described herein.

         1.      Term.

                (a) This Agreement shall terminate, except for any unpaid obligation of the Company, upon the earliest of (i) three years from the date hereof if a Change in Control of the Company has not occurred within such three-year period; (ii) the termination of the Employee's employment based on death, disability (as defined in Section 3(b)) or cause (as defined in Section 3(c)) or by the Employee other than for Good Reason (as defined in Section 3(d)); or (iii) three years from the date of a Change in Control of the Company.

                (b) Nothing in this Agreement shall confer upon Employee any right to continue in the employ of the Company prior to a Change in Control of the Company or shall in any way limit the rights of the Company, which are hereby expressly reserved, to discharge the Employee at any time prior to the date of a Change in Control of the Company for any reason whatsoever, with or without cause.

         2.     Change in Control.

                (a) No compensation shall be payable under this Agreement unless and until there shall have been a Change in Control of the Company while the Employee is still an employee of the Company, and the Employee's employment by the Company thereafter shall have been terminated by the Company other than pursuant to Sections 3(b) or 3(c) or by the Employee for Good Reason (as defined in Section 3(d) below), or by the Employee pursuant to
                Section 3(g).

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                (b)  Definition of Change in Control.  A Change in Control shall be deemed to have occurred if (i) there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate
                ownership   of  common  stock  of  the   surviving   corporation
                immediately after the merger, or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (ii) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company, or (iii) any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the Company's outstanding Common Stock, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors of the Company shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         3.     Termination Following Change in Control.

                (a) Termination of Employment. If a Change in Control occurs while Employee is still an employee of the Company, Employee shall be entitled to the compensation provided in Section 4 upon the subsequent termination of the Employee's employment with the Company unless the termination is a result of Employee's (i) death; (ii) Disability (Section 3(b)); (iii) termination by the Company for Cause (Section 3(c)); or (iv) Employee's decision to terminate employment with the Company other than for Good Reason (Section 3(d)), or pursuant to Section 3(g).

                (b) Disability. If, as a result of the Employee's incapacity due to physical or mental illness, the Employee shall have been absent from duties with the Company on a full-time basis for six consecutive months and within 30 days after written notice of termination is thereafter given by the Company, the Employee shall not have returned to the full-time performance of the Employee's duties, the Company may terminate this Agreement for "Disability."

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                (c) Cause.  For  purposes of this  Agreement  only,  the Company shall have "Cause" to terminate Employee's employment hereunder only on the basis of fraud, misappropriation, embezzlement or willful engagement by the Employee in misconduct which is demonstrably and materially injurious to the Company and its subsidiaries taken as a whole. An act, or omission of the Employee shall not be considered "willful" unless done, or omitted to be done, by the Employee without good faith and a reasonable belief that the act or omission was in the best interests of the Company and its subsidiaries. The Employee may not be terminated for Cause unless and until there shall have been delivered to Employee a copy of a resolution duly adopted by affirmative vote of not less than three-quarters of the entire membership of the Company's Board of Directors at a meeting of the Board called and held for the purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), finding the Employee was guilty of the conduct set forth in the first sentence of this Section, and specifying the particulars thereof in detail. Notwithstanding the foregoing, the Employee shall have the right to contest such termination for Cause (for purposes of this Agreement) by arbitration in accordance with the provisions of Section 7.

                (d) Good Reason. After a Change in Control of the Company, the Employee may terminate employment for Good Reason at any time during the term of this Agreement. For purposes of this Agreement, "Good Reason" shall mean any of the following (without the Employee's express written consent):

                       (i) the assignment to the Employee by the Company of duties inconsistent with, or a substantial alteration in the nature or status of, Employee's responsibilities immediately prior to a Change in Control of the Company other than any such alteration primarily attributable to the fact that the Company's securities are no longer publicly traded;

                       (ii) a reduction by the Company in the Employee's base salary in effect on the date of a Change in Control of the Company or as the same may be increased from time to time during the term of this Agreement;

                       (iii) failure by the Company to continue in effect without substantial change any compensation, incentive, welfare or benefit plan or arrangement, as well as any plan or arrangement whereby the Employee may acquire securities of the Company, in which the Employee is participating at the time of a Change in Control of the Company (or any other plans providing the Employee with substantially similar benefits, hereinafter referred to as "Benefit Plans"), or the taking of any action by the Company which would adversely affect the Employee's participation in or materially reduce the Employee's benefits under any such Benefit Plan or deprive the Employee of any material fringe benefit enjoyed by the Employee at the time of a Change in Control of the Company; unless an equitable substitute arrangement

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

                       (embodied in an ongoing substitute or alternative Benefit
                       Plan) has been made for the benefit of Employee with respect to the Benefit Plan in question. For purposes of the foregoing, Benefit Plans shall include, but not be limited to, the Company's Employee Stock Ownership Plan, Employees' Profit Sharing and Investment Plan, Deferred Compensation (401K) Plan, 1991 Stock Option and Incentive Plan, Top Management Incentive Bonus Plan, and/or any other plan or arrangement to receive and exercise stock options or stock appreciation rights, incentive, bonus or other award plans, group life insurance plans, medical, dental, accident and disability plans;

                       (iv) a relocation of the Company's principal executive offices to a location outside the San Francisco-Oakland-San Jose Bay Area, or the Employee's relocation to any place other than the principal executive offices of the Company, except for required travel by the Employee on Company business to an extent substantially consistent with the Employee's business travel obligations at the time of a Change in Control of the Company;

                       (v) any material breach by the Company of any provision of this Agreement;

                       (vi) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company as required in paragraph 6; or

                       (vii) any purported termination of the Employee's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(e) below. For purposes of this Agreement, no such purported termination shall be effective.

                (e)  Notice  of  Termination.   Any  purported   termination  of
                employment shall be communicated by a written Notice of Termination to Employee in accordance with Section 8, and shall state the specific termination provisions in this Agreement relied upon, and set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment.

                (f) Date of Termination. "Date of Termination" shall mean (a) for Disability, 30 days after Notice of Termination is given to the Employee (provided the Employee has not returned to the performance of the Employee's duties on a full-time basis during such 30-day period), or (b) if the Employee's employment is terminated by the Company for any other reason, the date on which notice is given.

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

                (g) Notwithstanding any other provision of this Agreement, if a Change in Control occurs while Employee is still an employee of the Company, Employee may, after 90 days and within 120 days of the Change in Control, terminate employment without Good Reason, and shall thereupon be entitled to one-half (1/2) of the compensation, described in paragraph 4.

         4. Severance Compensation upon Termination of Employment. If the Employee's employment shall be terminated (a) by the Company other than pursuant to Sections 3(b) or 3(c), or (b) by the Employee for Good Reason, the Company shall:

                (a) pay to the Employee as severance pay in a lump sum, in cash, on the fifth day following the Date of Termination, an amount equal to 299.999% of the Employee's "Base Compensation" (as defined below); provided, however, that if the lump sum severance payment under this Section 4, either alone or together with other payments which the Employee has the right to receive from the Company, would not be deductible (in whole or in part) by the Company as a result of such lump sum payment constituting a "parachute payment" (as defined in Section 28OG of the Internal Revenue Code of 1986, as amended (collectively the "Code")), such lump sum severance payment shall be reduced to the largest amount as will result in no portion of the lump sum severance payment under this Section 4 not being fully deductible by the Company as a result of Section 28OG of the Code. The determination of any reduction in the lump sum severance payment under this Section 4 pursuant to the foregoing provision shall be made exclusively by the Company's auditors prior to the Change in Control (whose fees and expenses shall be born by the Company), and such determination shall be conclusive and binding. The term "Base Compensation" shall mean an average of the annual cash compensation paid to the Employee by the Company and any of its subsidiaries in the form of salary or bonuses during the five taxable years (or such lesser period as Employee was employed by the Company or any of its subsidiaries) immediately preceding the Change in Control of the Company which was includable in gross income by the Employee for federal income tax reporting purposes; and

                (b) arrange to provide Employee, for a six-month period (or such shorter period as Employee may elect), with disability, accident, group life, medical and dental insurance substantially similar to those insurance benefits which Employee is receiving immediately prior to the Notice of Termination. Benefits otherwise receivable by Employee pursuant to this Section 4(b) shall be reduced to the extent comparable benefits are actually received by the Employee during such six-month period following termination (or such shorter period elected by the Employee), and any such benefits actually received by Employee shall be reported by Employee to the Company.

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

         5. No Obligation to Mitigate Damages. The Employee shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Employee as a result of employment by another employer or by retirement benefits after the Date of Termination, or otherwise, except to the extent provided in Section 4 above.

                (a) No Effect on Other Contractual Rights. The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Employee's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, employment agreement or other contract, plan or arrangement, except that the provisions of this Agreement and any payment provided for hereunder, shall be in lieu of payments otherwise due to the Employee under any of the Company's severance pay policies.

         6.     Successor to the Company.

                (a) The Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement satisfactory to Employee, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets which executes and delivers the agreement provided for in this Section 6 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

                (b) Heirs of the Employee. This Agreement shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. If the Employee should die while any amounts are still payable to Employee hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee, or other designee or, if there be no such designee, to the Employee's estate.

         7. Arbitration. Any dispute, controversy or claim arising under or in connection with this Agreement, or the breach hereof, shall be settled exclusively by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. Judgment upon the award rendered by Arbitrator(s) may be entered in any court having jurisdiction thereof. Any arbitration held pursuant to this Section 7 shall take place in San Francisco, California.

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         8.     Notice.  For purposes of this  Agreement,  notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

                If to the Company:

                Watkins-Johnson Company
                3333 Hillview Avenue
                Palo Alto, California 94304-1223
                Attention:  President of the Company

                If to the Employee:

                ___________________
                ___________________
                ___________________
                ___________________


         or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         9. Nonwaiver, Complete Agreement, Governing Law. No provisions of this Agreement may be modified, waived or discharged unless in writing signed by both parties. No waiver by either party hereto at any time of any breach by the other party of, or compliance with, any condition or provision of this agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         10. Legal Fees and Expenses. The Company shall pay all reasonable legal fees and expenses which the Employee may incur as a result of the Company's contesting the validity, enforceability or the Employee's good faith interpretation of, or good faith determinations under, this Agreement; provided, however, that the Company shall not pay any legal fees and expenses incurred by Employee in contesting the termination of Employee's employment for Cause if, as a result of such contest, it is determined that the Employee was in fact terminated for Cause.

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         11.    Confidentiality. The Employee shall retain in confidence any and all confidential information known to the Employee concerning the Company and its business so long as such information is not otherwise publicly disclosed.

         12. Validity. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                             WATKINS-JOHNSON COMPANY, a

                             California corporation


                             By_____________________

                             Title:__________________




                             Title:__________________


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